EXHIBIT 10.64

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS TREATED AS CONFIDENTIAL BY THE COMPANY. OMISSIONS ARE MARKED [***]

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

This Amendment No. 1 to Purchase Agreement (this "Amendment No. 1") is dated as of the 30th day of November, 2019 (the "Amendment Effective Date"), by and between lnsulet Corporation, a Delaware corporation, having a place of business at 100 Nagog Park, Acton, Massachusetts 01720 on behalf of itself and its worldwide affiliates ("Purchaser"), and NXP USA, Inc., with an office located at 6501 William Cannon Drive West, Austin, Texas 78735 on behalf of itself and its affiliates ("Supplier").
WHEREAS, Purchaser and Supplier are parties to that certain Purchase Agreement dated as of October 12, 2017 (the "Agreement"); and

WHEREAS, Purchaser and Supplier wish to amend the Agreement as set forth herein, effective as of the Amendment Effective Date.
NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

l.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.
2.Exhibit A. Exhibit A of the Agreement is hereby deleted effective as of the Amendment Effective Date and replaced with Exhibit A attached hereto.
3.Notices. Section 13.11 of the Agreement is hereby amended so that all notices to Purchaser shall be delivered to the following address: Insulet Corporation, 100 Nagog Park, Acton, MA 01720, Attention: Vice President - Procurement, with a copy to Insulet Corporation, 100 Nagog Park, Acton, MA 01720, Attention: Legal Department. All references to Purchaser's office location in Billerica, Massachusetts are hereby deleted and replaced with Purchaser's Acton, Massachusetts address.
4.No Other Amendments. Except as modified herein, all other tenns of the Agreement shall remain in full force and effect.
5.Conflicts. In the event of a conflict between the Agreement and this Amendment No. 1, this Amendment No. 1 shall govern.
6.Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment No. I as of the Amendment Effective Date.

INSULET CORPORATION

By: /s/ Peter E. Griffin
Name: Peter E. Griffin
Title: VP Global Procurement
Date: 12/18/19

NXP USA, INC.

[***]

EXHIBIT A

PRODUCT, PRICING, SPECIFICATIONS, INITIAL FORECAST, LEAD TIME
[***]